                                                                    Exhibit 99.1

EMPIRE RESORTS CONTACT:                     INVESTOR CONTACT:
Charles A. Degliomini                       Jody Burfening
VP, Communications & Government Relations   Lippert/Heilshorn & Associates, Inc.
(845) 807-0001                              (212) 838-3777
                                            jburfening@lhai.com

FOR IMMEDIATE RELEASE

 EMPIRE RESORTS ANNOUNCES CASINO SITE RECEIVES FINDING OF NO SIGNIFICANT IMPACT
           TRANSMITTAL LETTER TO TRIBE UNDERSCORES EVOLVING NATURE OF
                            "OFF RESERVATION GAMING"

LAS VEGAS,  NV, DECEMBER 22, 2006 - Empire Resorts,  Inc.  (NASDAQ:  NYNY) today announced  that the Bureau of Indian  Affairs  (BIA) has  informed the St. Regis
Mohawk  Tribe  that the Final  Environmental  Assessment  (FEA) has been  deemed sufficient,  and as such no  Environmental  Impact Study (EIS) will be required.
The BIA has issued a Finding of No  Significant  Impact  (FONSI)  related to the proposed  federal action  approving the Tribe's  request to take 29.3 acres into trust for the purpose of  building a Class III gaming  facility,  in  accordance with the Indian  Gaming  Regulatory  Act of 1988.  The proposed St. Regis Mohawk
Casino is to be located at Monticello  Raceway,  just 90 miles north of New York
City.

In a  transmittal  letter  to the  St.  Regis  Mohawk  Tribe,  Associate  Deputy
Secretary of the  Interior  James Cason  indicated  that the  Department  of the
Interior anticipates continued political scrutiny of the ability of Tribes, such as the St. Regis Mohawk  Tribe,  to acquire land into trust for gaming  purposes away from their aboriginal reservations and indicated that the Department itself was considering the  implementation of regulatory changes that might broaden the scope of review of such applications.

In April 2000, the Tribe  received a favorable  Secretarial  determination  that found that gaming on the  Monticello  site would be in the best  interest of the tribe  and  its  members,  and  would  not be  detrimental  to  the  surrounding communities.  This  determination  known  as the  two-part  determination  under
Section 20 of the Indian Gaming  Regulatory  Act of 1988,  had only been granted three times since the Act's  passage.  The St. Regis Mohawk Tribe was the fourth tribe to be granted this rare exception to game on newly acquired lands.

On September 9, 2005,  George  Skibine,  Acting  Deputy  Secretary  for Economic
Development and Policy,  wrote to the Tribe to confirm that the 2000 Secretarial determination  was still  valid.  In response to a letter from  Governor  Pataki asking whether the April 2000  Secretarial  determination  was still valid,  Mr.
Skibine  responded  that the  Department  of the  Interior  considered  the 2000
Secretarial determination to be of continuing validity subject to concurrence by the Governor.  In a letter dated May 25, 2006, the  Governor's  office urged the
BIA to expedite  its review  process and to promptly  notify his office once the potential environmental impacts had been satisfactorily  addressed. This process is now complete.

David P. Hanlon,  Empire's President and CEO stated, "Our enhanced Environmental
Assessment has been  meticulously  reviewed and approved over an extended period of time and we are pleased that now the process can move  forward.  Importantly, it is clear from the Department of Interior's transmittal letter that due to the evolving nature of  off-reservation  gaming in the United States, New York State and local  officials  should  work  together to  immediately  secure this unique economic  development  opportunity before the federal  legislative or regulatory landscape inexorable changes -- leaving  Pennsylvania,  Connecticut and Atlantic
City the really big winners."

ABOUT EMPIRE RESORTS, INC.
Empire  operates the  Monticello  Raceway and is involved in the  development of other legal  gaming  venues in New York.  Empire  opened  Mighty M Gaming at the
Raceway site on June 30, 2004.  This  facility  features over 1,500 video gaming machines and amenities such as a 350-seat buffet and live entertainment.  Empire is also working to develop a $500 million "Class III" Native American casino and resort on a site adjacent to the Raceway and other gaming and non-gaming  resort projects in the Catskills region and other areas.

STATEMENTS IN THIS PRESS RELEASE  REGARDING THE COMPANY'S  BUSINESS THAT ARE NOT
HISTORICAL  FACTS  ARE  "FORWARD-LOOKING  STATEMENTS"  THAT  INVOLVE  RISKS  AND
UNCERTAINTIES,  INCLUDING  THE  NEED FOR  REGULATORY  APPROVALS,  FINANCING  AND
SUCCESSFUL COMPLETION OF CONSTRUCTION. THE COMPANY WISHES TO CAUTION READERS NOT
TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS, WHICH STATEMENTS ARE
MADE PURSUANT TO THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1994, AND AS
SUCH,  SPEAK ONLY AS OF THE DATE MADE.  TO THE EXTENT THE  CONTENT OF THIS PRESS
RELEASE  INCLUDES  FORWARD-LOOKING  STATEMENTS,  THEY INVOLVE  VARIOUS RISKS AND
UNCERTAINTIES  INCLUDING  (I) THE RISK THAT THE VARIOUS  APPROVALS  NECESSARY AS
DESCRIBED  HEREIN AND OTHER  APPROVALS  REQUIRED TO BE OBTAINED  FROM THE UNITED
STATES  CONGRESS,  THE BUREAU OF INDIAN  AFFAIRS,  THE  NATIONAL  INDIAN  GAMING
REGULATORY  COMMISSION,  THE GOVERNOR OF THE STATE OF NEW YORK AND VARIOUS OTHER
FEDERAL,  STATE AND LOCAL GOVERNMENTAL ENTITIES ARE NOT RECEIVED,  (II) THE RISK
THAT FINANCING  NECESSARY FOR THE PROPOSED  PROGRAMS OR PROJECTS MAY NOT BE ABLE
TO  BE  OBTAINED  BECAUSE  OF  CREDIT  FACTORS,   MARKET   CONDITIONS  OR  OTHER
CONTINGENCIES,  (III) THE RISK THAT SOVEREIGN  NATIVE  AMERICAN  GOVERNMENTS MAY
EXERCISE  CERTAIN BROAD RIGHTS WITH REGARD TO TERMINATION OF ITS AGREEMENTS WITH
THE COMPANY (IV) THE RISK OF  NON-COMPLIANCE  BY VARIOUS  COUNTERPARTIES  OF THE
RELATED  AGREEMENTS,  AND (V) GENERAL  RISKS  AFFECTING THE COMPANY AS DESCRIBED
FROM  TIME TO TIME IN IT'S  REPORTS  FILED  WITH  THE  SECURITIES  AND  EXCHANGE
COMMISSION.  FOR A FULL DISCUSSION OF SUCH RISKS AND UNCERTAINTIES,  WHICH COULD
CAUSE  ACTUAL  RESULTS TO DIFFER  FROM THOSE  CONTAINED  IN THE  FORWARD-LOOKING
STATEMENTS,  SEE "RISK FACTORS" IN THE COMPANY'S  ANNUAL REPORT OR FORM 10-K FOR
THE MOST RECENTLY ENDED FISCAL YEAR.